Exhibit 10.21

SECTION 9

ATTACHMENT A

APPLICATION AND QUALIFIED VENDOR AGREEMENT AWARD

APPLICATION and	ARIZONA DEPARTMENT OF
ECONOMIC SECURITY
QUALIFIED VENDOR AGREEMENT AWARD
DIVISION OF
RFQVA NO. DDD 704011	DEVELOPMENT DISABILITIES

APPLICATION

TO: THE STATE OF ARIZONA

The undersigned hereby applies and agrees to provide the service(s) in compliance with the RFQVA For clarification of this application, contact:

Greg Torres			04-2893910
Name			Federal Employer Identification Number

(617) 790-4800			National Mentor Healthcare, Inc. DBA Arizona Mentor
Phone Number			Company Name

(617) 790-4901			3724 N. 3rd St. Suite 200
Fax Number			Mailing Address

greg.torres@TheMentorNetwork.com			Phoenix	AZ	85012
Email Address			City	State	Zip

If awarded a Qualified Vendor Agreement,			602-200-9494
all notices should be sent to:			Phone Number

Kay S. Moore			kay.moore@TheMentorNetwork.com
Name			E-Mail Address

3724 N. 3rd St. Suite 200			/s/ Greg Torres
Mailing Address			Signature & Person Authorized to Sign Application

Phoenix	AZ	85012
City	State	Zip	Greg Torres
Printed Name
602-200-9494	602-200-8588
Phone Number	Fax Number		CEO
Title
kay.moore@TheMentorNetwork.com
EMail Address

APPROVAL OF APPLICATION AND AGREEMENT AWARD (FOR STATE OF ARIZONA USE ONLY)

Your application is hereby approved.  The Qualified Vendor is now bound to provide the service (s) listed in the attached award notice based upon the RFQVA, including all terms, conditions, service specifications, scope of work, amendments, etc., and the Qualified Vendor’s application as accepted by the State.

This agreement shall henceforth be referred to as Qualified Vendor Agreement No. 00455. The begin date and the effective date of this agreement is either the date that this award is signed by the Procurement Officer or July 1, 2003, whichever is later.

State of Arizona
Awarded this Date:	7/1/03
/s/ Antonia Valladares
Procurement Officer

A-1

SECTION 1

NOTICE OF REQUEST FOR QUALIFIED VENDOR APPLICATIONS (RFQVA)

State of Arizona

Department of Economic Security (DES) or (Department)

Division of Developmental Disabilities (DDD) or (Division)

RFQVA Number: DDD 704011

☐ Time Limited

☒ Open and Continuous

Application Due Date:

Pursuant to Arizona Revised Statutes (A.R.S.) § 36-557 and rules adopted thereunder (R6-6-2101 et seq.), which are incorporated herein by reference, Applications for the services listed below will be accepted by the Division at the time and manner specified below. Through this Request for Qualified Vendor Applications (RFQVA) the Arizona Department of Economic Security (DES or Department), Division of Developmental Disabilities (DDD or Division) will execute Qualified Vendor Agreements with providers for the provision of services.

Applications must be submitted electronically using the Qualified Vendor Application and Directory System as well as submitting a printable hard copy with signatures and necessary additional documentation. See Section 3 and Section 9.

Applications will be accepted from current contracted providers beginning April 7, 2003. To assure service continuation effective July 1, 2003 Applications should be submitted by May 1, 2003 at 5 p.m. Arizona time. Applicants new to DDD may submit Applications beginning May 5, 2003. All Applicants shall not expect to be awarded an agreement sooner than 60 days after the submittal of a complete Application. [NOTE: Applications from independent providers as defined in Section 6 will not be processed or result in an agreement until the statewide published rates for independent providers have been adopted in the fall of 2003.]

Submittal Location:

ELECTRONICALLY GENERATED HARD COPY WITH ORIGINAL SIGNATURE

AND NECESSARY DOCUMENTATION

In Person or By Courier to:

DDD Contract Unit, 4th Floor Southwest

Business Operations — Site Code 791A

Division of Developmental Disabilities

Arizona Department of Economic Security

1789 West Jefferson Street

Phoenix, Arizona 85007

(602) 542-6874

By Mail to:

DDD Contract Unit

Business Operations - Site Code 791A

Division of Developmental Disabilities

Arizona Department of Economic Security

P.O. Box 6123

Phoenix, Arizona 85005

Services:

Home-Based Services: Attendant Care; Habilitation, Community Protection and Treatment Hourly; Habilitation, Support; Housekeeping; and Respite. Day Treatment and Training Services: Day Treatment and Training, Adult; Day Treatment and Training, Children (After-School); and Day Treatment and Training, Children (Summer). Developmental Home Services:  Habitation, Vendor Supported Developmental Home (Child and Adult); and Room and Board, Vendor Supported Developmental Home (Child and Adult). Independent Living Services: Habilitation, Individually Designed Living Arrangement. Group Home Services: Habilitation, Community Protection and Treatment Group Home; Habilitation, Group Home; Habilitation, Nursing Supported Group Home; and Room and Board, All Group Homes. Professional Services: Home Health Aide; Nursing; Occupational Therapy; Occupational Therapy Early Intervention; Physical Therapy; Physical Therapy Early Intervention; Speech Therapy; and Speech Therapy Early Intervention. Other Services: Transportation.

First Pre-Application Conference:

Date: March 19, 2003, Arizona Time: 10 a.m. to 2 p.m.

Location:                      Sheraton Crescent Hotel

2620 West Dunlap Avenue

Phoenix, Arizona

(602) 943-8200

Second Pre-Application Conference:

The second pre-Application conference will be held after the electronic application is released. The purpose of the conference will be to answer specific questions about the electronic application, referred to as the Qualified Vendor Application and Directory System.

Date: March 28, 2003, Arizona Time: Session 1 - 9 a.m. to Noon; Session 2 - 1 p.m. to 4 p.m.

These two sessions will provide the same information. Applicants whose Federal Employer Identification Number (FEIN) or Social Security Number (SSN) ends with an odd number shall attend the morning (9 am to noon) session, and Applicants whose FEIN or SSN ends with an even number shall attend the afternoon (1 p.m. to 4 p.m.) session.

Location:                      Auditorium in the basement of the Arizona Land Department

1616 West Adams Street

Phoenix, Arizona

(602) 542-4631

Persons with a disability may request a reasonable accommodation by contacting the RFQVA contact person. (For TDD/TTY call through the Arizona Relay Service at 800 367-8939). Requests should be made as early as possible to allow time to arrange the accommodation.

Agreement Type: Qualified Vendor Agreement with Published Rate

Agreement Term: 12 months beginning no sooner than 7/1/03, with five one-year options for the Division to extend or renew the agreement, with all agreements ending 6/30/09. The agreement can be terminated as specified in Section 6, DES/DDD Terms and Conditions.

RFQVA Contact Person (Phone/email)

Cathie Rodman (602) 542-6896 /CRodman@azdes.gov

DDD Procurement Specialist	Date

AN EQUAL EMPLOYMENT OPPORTUNITY AGENCY